UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2011

Avis Budget Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ		07054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (973) 496-4700

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 5, 2011, Avis Budget Group, Inc. (the “Company”) filed its Current Report on Form 8-K in connection with the completion of the acquisition of Avis Europe plc, now known as Avis Budget EMEA Limited (“Avis Europe”), (the “Avis Europe Acquisition”) on October 3, 2011.

This Form 8-K/A amends the Form 8-K the Company filed on October 5, 2011 to include (i) audited consolidated financial statements as at December 31, 2010 and 2009, and for each of the three years ended December 31, 2010 of Avis Europe, (ii) Avis Europe’s unaudited consolidated financial information for the six months ended June 30, 2011 and (iii) the unaudited pro forma consolidated financial information related to the Avis Europe Acquisition, required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The Avis Europe audited consolidated financial statements as at December 31, 2010 and 2009, and for each of the three years ended December 31, 2010 are attached as Exhibit 99.2 to this Form 8-K/A.

The Avis Europe unaudited consolidated financial information for the six months ended June 30, 2011 are attached as Exhibit 99.3 to this Form 8-K/A.

(b)	Pro Forma Financial Information.

The following unaudited pro forma consolidated condensed financial information related to the Avis Europe Acquisition is attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

(i)	Unaudited Pro Forma Consolidated Condensed Statement of Operations for the Six Months Ended June 30, 2011.

(ii)	Unaudited Pro Forma Consolidated Condensed Statement of Operations for the Year Ended December 31, 2010.

(iii)	Unaudited Pro Forma Consolidated Condensed Balance Sheet as of June 30, 2011.

(c)	Exhibits.

The following exhibits are being filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Auditor.

99.1	Unaudited Pro Forma Consolidated Condensed Financial Information.

99.2	Avis Europe plc Audited Consolidated Financial Statements for the Years Ended December 31, 2010 and 2009, and for each of the three years ended December 31, 2010.

99.3	Avis Europe plc Unaudited Consolidated Financial Information for the Six Months Ended June 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Izilda P. Martins
Name: Title:	Izilda P. Martins Vice President and Acting Chief Accounting Officer

Date: October 24, 2011

AVIS BUDGET GROUP, INC.

CURRENT REPORT ON FORM 8-K/A

Amendment No. 1

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Auditor.

99.1	Unaudited Pro Forma Consolidated Condensed Financial Information.

99.2	Avis Europe plc Audited Consolidated Financial Statements for the Years Ended December 31, 2010 and 2009, and for each of the three years ended December 31, 2010.

99.3	Avis Europe plc Unaudited Consolidated Financial Information for the Six Months Ended June 30, 2011.